Ivy Funds

Supplement dated March 30, 2016 to the

Ivy Funds Statement of Additional Information

dated July 31, 2015

and as supplemented October 30, 2015, January 29, 2016 and March 2, 2016

Effective May 2, 2016, the following replaces the tables in the “Investment Advisory and Other Services — Sales Charges for Class A and Class E Shares” section on pages 109-110:

Each Fund except Ivy Limited-Term Bond Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund and Ivy Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Ivy Limited-Term Bond Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund (for Class A shares only)

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	4.25%	4.44%	3.60%
$50,000 to less than $100,000	3.75	3.90	3.25
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more ($250,000 or more for Ivy Limited-Term Bond Fund), although for such investments the Fund will impose a contingent deferred sales charge (CDSC) of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Supplement	Statement of Additional Information	1